File Number: 33-36265
                                                Filed Pursuant to Rule 497(e) of
                                                      The Securities Act of 1933


                                                         June 1, 2005



                         Supplement to the Prospectus of
                              Pioneer Europe Fund,
                               dated March 1, 2005


A proposal to reorganize Pioneer Europe Select Fund ("Europe Select Fund"), another fund managed by Pioneer Investment Management, Inc. ("Pioneer"), into Pioneer Europe Fund ("Europe Fund") is being submitted for approval by Europe Select Fund's shareholders at a meeting anticipated to be held on June 21, 2005. If approved by shareholders, the reorganization is expected to be effective on or as soon as possible after June 24, 2005. There can be no assurance that the reorganization will be approved or, if approved, completed. Each fund's Trustees approved the proposed reorganization and determined that it is in the best interests of shareholders of both funds.

In connection with the reorganization, Europe Fund will be renamed "Pioneer Europe Select Equity Fund" and adopt investment policies that are identical to Europe Select Fund's investment policies. Assuming shareholders of Europe Select Fund approve the reorganization, these changes would be effective on June 27, 2005.

At that time, the following will supplement and, to the extent inconsistent with the prospectus, supersede the sections of Europe Fund's prospectus referenced below. Please refer to the prospectus for the full text of the supplemented sections.

Basic information about the fund

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

The fund may invest in the securities of companies domiciled in any European country. European countries are those countries located west of the Urals, including but not limited to Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The fund generally invests in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of European issuers as described in this section.

The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth. To select growth stocks, Pioneer Investment Management, Inc., the fund's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include: |X| Market leadership in a company's primary products or services |X| Issuer has strong growth characteristics relative to its competitors |X| Favorable expected returns relative to perceived risk

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Non-principal investment strategies and related risks

Investment in other European issuers
The fund invests primarily in issuers domiciled in developed European countries. However, the fund may invest up to 20% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets.

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility Andrew Arbuthnott. Mr. Arbuthnott is supported by a team of portfolio managers and analysts. Members of this team, which is based in Dublin, manage other Pioneer funds investing primarily in European securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Arbuthnott, a vice president, joined PIML (formerly known as Europlus Investment Management & Research Ltd.) as a portfolio manager in 1999.



                                                                   17695-00-0505
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds